FUNDVANTAGE TRUST

(THE “TRUST”)

EIC VALUE FUND

(THE “FUND”)

Supplement dated December 15, 2011 to the Prospectus for the Fund dated May 1, 2011

The information in this Supplement contains new and additional information beyond that in the Prospectus and should be read in conjunction with the Prospectus.

Effective January 1, 2012, the Prospectus for Class A, Class C, Institutional Class and Retail Class shares of the Fund is revised as follows in connection with a change in the holding period from 12 months to 18 months of the existing contingent deferred sales charge (“CDSC”) for the sale of Class C shares. This change shall only apply to initial and subsequent purchases of Class C shares effected on or after January 1, 2012.

•	On page 2 of the Prospectus, under the section entitled “Expense Example,” the one year expense example for Class C shares of the Fund is deleted and replaced with the following:

1 Year
Class C	$305

•	On page 15 of the Prospectus, the disclosure for the Class C CDSC in the table included under the section entitled “Share Classes” is updated with a holding period of 18 months.

•	On page 17 of the Prospectus, the disclosure for the Class C CDSC is updated with a holding period of 18 months.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE